EXHIBIT 99.1

FortuNet Announces Earnings Call

LAS VEGAS, Aug. 8, 2008 (PRIME NEWSWIRE) -- FortuNet, Inc. (the "Company") (Nasdaq:FNET) today announced that it will conduct a conference call to discuss its financial results for the quarter ended June 30, 2008. The conference call will be held on August 12 at 1:00 P.M., Pacific Standard Time. To participate in the conference call, please dial 1-866-296-6505 and enter the authorization number 5437787.

CONTACT:  FortuNet, Inc.
          Investor Contact:
          Jack Coronel
          (702) 796-9090
          jack@fortunet.com